Exhibit 99.1

FOR IMMEDIATE RELEASE

August 17, 2026

Vivmark Residential Launches as One of the Country's

Leading Real Estate Companies

Creating a new and fundamentally stronger company with the people, scale, and capabilities to redefine leadership in rental housing, enhance the resident experience and deliver structurally superior earnings growth and value creation for shareholders

ARLINGTON, Va. & CHICAGO --(BUSINESS WIRE)-- AvalonBay Communities, Inc. (NYSE: AVB) and Equity Residential (NYSE: EQR) today announced the completion of their merger of equals, creating Vivmark Residential (NYSE: VMRK). Vivmark Residential is expected to begin trading on the New York Stock Exchange (“NYSE”) under the ticker symbol VMRK at the opening of trading on August 18, 2026.

Vivmark Residential is now one of the country's leading real estate companies with an equity market capitalization of approximately $51 billion and an enterprise value of approximately $70 billion, with more than 184,000 rental apartments and over 11,100 apartments under construction.

“Our vision is to be the most trusted and best-performing rental housing company in America and one that gets better as it grows. That means homes that residents love, communities that improve people’s lives, a company that consistently compounds shareholder value, and a workplace where talented people do their best work,” said Benjamin Schall, Chief Executive Officer of Vivmark Residential. “Our wider management team of Vivmark officers is now fully in place, and we are ready to deliver a seamless Day 1 experience for our residents.”

"Vivmark represents a transformational opportunity to redefine the rental housing industry, utilizing our scale and capabilities to deliver superior value for shareholders,” said Stephen Sterrett, Vivmark’s Chairman. “Our leadership team has united as one, positioning the platform for strength from Day 1. Our Board looks forward to supporting Ben and the entire organization as it embarks on this exciting chapter of future growth."

Vivmark Strategy

Our strategy is to make our scale and capabilities a performance edge, and one that gets stronger every year. That strategy is built around four reinforcing priorities:

People who raise the bar: Great people drive everything else, and Vivmark’s scale and capabilities enable the company to attract, develop and retain superior talent.

An operating edge that grows: Technology, data analytics, centralized services and leading regional teams enhance the resident experience and position Vivmark as one of the most efficient operators in a fragmented market.

Development and investment expertise that amplify growth: Vivmark will use its scale and unique capabilities to build, acquire and actively manage a portfolio of the right homes in the right places, serving growing renter segments and fueling superior growth.

Financial strength and superior returns: Vivmark will allocate capital to opportunities with the highest risk-adjusted returns, utilizing its financial strength to act when others cannot.

The Vivmark Effect

Our people, scale, and capabilities create a self-reinforcing performance cycle that delivers structurally higher growth. Superior operations generate greater NOI and enhanced investment returns. Development prowess further drives outsized external growth. That collective track record strengthens our portfolio and lowers our cost of capital. That capital advantage funds the next cycle of development, investments and operational improvements, making the whole system stronger every year.  This is what we call The Vivmark Effect.

Leading Operating Results

Tech-Enabled Efficiency: Combined investments in AI, automation and centralization coupled with increased scale to drive margin expansion and enhance the resident experience. Vivmark’s scale enables the company to adopt and deploy emerging technology more quickly and efficiently, invest in technologies that improve operating performance, and deliver direct resident benefits through faster response times, better digital tools and more consistent service.

Data-Driven Insights: Scale creates an expanded proprietary data ecosystem to optimize operating and investment outcomes, including more than 4 million lease transaction data points, more than 9 million service request data points and more than 60 million customer insight data points.

Market Depth: Further unlocks neighborhood-based operations and centralized services. Market depth enhances the efficiency of the neighborhood operating model, accelerates operating model transformation with lower marginal cost per unit, improves span of control for regional leaders, and creates economies of scale from marketing and vendor purchasing.

Amplified External Growth

Embedded Growth: Combined approximately $4.4 billion under construction, representing approximately 11,100 homes under construction across 33 communities.

Proven Growth Engine: Expanded pipeline of accretive development opportunities, regional expertise extended across 15+ markets. Vivmark also has an approximately $4.2 billion development rights pipeline representing approximately 9,900 future apartment homes, creating a pathway to a meaningful ramp in future development starts.

Community Impact: Each new development provides needed housing, local jobs and expands the property tax base for essential public services and infrastructure. Approximately 50% of projects include affordable and mixed-income components.

Enduring Cost of Capital Advantage

Fortress Balance Sheet: Dual A3/A- credit ratings and robust cash flow profile provide superior capital markets access and flexibility to pursue accretive investment opportunities. Vivmark combines two low-levered, growth-oriented balance sheets and the financial capacity to deploy capital across multiple growth channels.

Self-Funded Growth: Enhanced self-funding capacity (>$2 billion/year) amplifies earnings growth and value creation for shareholders. The combined company expects more than $2 billion of cash flow and leverage-neutral self-funding capacity and more than $2 billion of combined common dividends in 2026.

Strategic Deployment: Disciplined capital allocation to highest risk-adjusted returns – spanning development, acquisitions, portfolio transactions and other strategic investments. Structurally higher growth supports an enduring cost-of-capital advantage that can fund the next cycle of development, investments and operating improvements.

Operational Strength and Day 1 Momentum

Benjamin Schall serves as Chief Executive Officer, Michael Manelis serves as Chief Operating Officer and Kevin O’Shea serves as Chief Financial Officer. The Board of Trustees consists of 14 trustees, seven from each company, and is led by Stephen Sterrett as Chairman.

Ahead of closing, the companies executed integration planning across all key business functions, completed organizational redesign and talent assessment and selection, communicated all officer and corporate team member decisions, announced the new corporate identity, and prepared for a seamless Day 1 resident experience.

Investor Presentation

In connection with the completion of the merger, the Company has published an investor presentation which can be found at investors.vivmarkresidential.com.

Dividend

Vivmark Residential expects to deliver a current yield to investors through the payment of an initial expected annualized dividend of $2.81 per share.

Transaction Details

Vivmark Residential is expected to trade on the NYSE under the ticker symbol VMRK beginning at the opening of trading on August 18, 2026.

Pursuant to the terms of the merger agreement between the parties, each share of AvalonBay common stock outstanding immediately prior to the merger converted into the right to receive 2.793 shares of the combined company. Following closing, former AvalonBay stockholders will own approximately 51% and Equity Residential shareholders will own approximately 49% of the combined company on a fully diluted basis. The transaction is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes.

Commitment to Affordable Housing

Vivmark Residential is committed to expanding access to affordable housing across the markets it serves. As part of this commitment, Vivmark Residential is deepening its partnership with True Ground Housing Partners, committing $1.5 million to expand resident services across True Ground's portfolio in the greater Washington, DC metro region.

Vivmark Residential also intends to establish an affordable housing bridge loan facility to provide predevelopment capital to nonprofit developers working to create and preserve affordable homes. Further details will be announced in the coming months.

These initiatives build on the affordable and mixed-income housing presence already embedded across 30% of Vivmark Residential's communities, representing approximately 7,200 affordable apartment homes. They also align with Vivmark’s broader development program, where approximately 50% of projects include affordable and mixed-income components.

Advisors

Goldman Sachs & Co LLC served as lead financial advisor to AvalonBay and Goodwin Procter LLP served as legal advisor to AvalonBay. J.P. Morgan and Wells Fargo also served as financial advisors to AvalonBay.

Morgan Stanley & Co. LLC and Centerview Partners LLC served as lead financial advisors to Equity Residential and Wachtell, Lipton, Rosen & Katz served as legal advisor to Equity Residential. BofA Securities also served as a financial advisor to Equity Residential.

About Vivmark Residential

Vivmark Residential (NYSE: VMRK), an S&P 500 company, sets the mark for what home can be, and our vision is to be the most trusted and best-performing rental housing company in America, one that only gets better as it grows. Our people, scale and capabilities create a self-reinforcing performance cycle that delivers structurally higher growth. With more than 184,000 apartment homes across premier U.S. markets and over $4.4 billion in active development, Vivmark is redefining what rental housing can be. For more details, please visit www.vivmarkresidential.com.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.  These statements, among other things, are based on current expectations, estimates and projections about the industry and markets in which Vivmark Residential (“Vivmark” or, together with its subsidiaries, “we,” “us” or “our”) (f/k/a Equity Residential) operates, as well as beliefs and assumptions of Vivmark. Words such as “anticipate,” “become,” “believe,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “outlook,” “plan,” “potential,” “possible,” “predict,” “project,” “target,” “seek,” “shall,” “should,” “will,” or “would,” including variations of such words and similar expressions, are intended to identify forward-looking statements. All statements that address operating performance, events or developments that Vivmark expects or anticipates will occur in the future are forward-looking statements, including statements relating to the anticipated synergies, cost savings and other benefits of the Merger (as defined below), integration plans, projected dividends, development net operating income, accretion and value creation, multifamily market conditions, development, redevelopment, acquisition or disposition activity, general conditions in the geographic areas where Vivmark operates and Vivmark’s debt, capital structure and financial position. Such forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties, assumptions and other factors that are difficult to predict and may cause the actual results to differ materially from future results expressed or implied by such forward-looking statements.

Important factors, risks and uncertainties that could cause actual results to differ materially from such plans, estimates or expectations include but are not limited to: the inability to realize the anticipated benefits of the merger (the “Merger”) between AvalonBay Communities, Inc. (“AvalonBay”) and Equity Residential (which Merger formed Vivmark), including as a result of an integration of the two businesses that is unsuccessful or that is more difficult, time-consuming or costly than expected; unknown or inestimable liabilities that arise as a result of the Merger; potential litigation relating to the Merger that could be instituted against Vivmark or its trustees, managers or officers, including resulting expense and the effects of any outcomes related thereto; the risk that disruptions related to the Merger or post-Merger integration and other efforts, and resulting diversion of the attention of Vivmark management from ongoing business operations, will harm Vivmark’s businesses; the possibility that the post-Merger integration of the two businesses may be more expensive to complete than anticipated; potential business uncertainty, including changes to existing business relationships with tenants, employees, joint venture partners and third parties, following the Merger that could affect Vivmark’s financial performance; increased costs of labor and construction material, including as a result of several of the other factors discussed in this section and elsewhere; maintenance of real estate investment trust status, tax structuring and changes in income tax laws and rates; potential failure to secure development opportunities due to an inability to reach agreements with third parties to obtain land at attractive prices or to obtain desired zoning and other local approvals; abandonment or deferment of development opportunities for a number of reasons, including changes in local market conditions, increases in costs of development, increases in the cost of capital or lack of capital availability, resulting in losses; increases in Vivmark’s borrowing costs as a result of changes in interest rates, rising inflation and other factors; construction costs of a community may exceed original estimates; inability to complete construction and lease-up of communities under development or redevelopment on schedule, resulting in increased interest costs and construction costs and a decrease in expected rental revenues; occupancy rates and market rents being adversely affected by competition and local economic and market conditions which are beyond our control; geopolitical conditions and instability, and international trade disputes, including any related tariffs, which may lead to rising inflation, adverse impacts to supply chains, and disruption of, or lack of access to, the capital markets, as well as potential volatility in Vivmark’s share price; our cash flows from operations and access to cost-effective capital potentially being insufficient for the development of our pipeline, which could limit our pursuit of opportunities; an outbreak of disease or other public health event may affect the multifamily industry and general economy; our cash flows potentially being insufficient to meet required payments of principal and interest, and inability to refinance existing indebtedness or the terms of such refinancing may not be as favorable as the terms of existing indebtedness; lack of success in our management of joint ventures and the REIT vehicles that are used with certain joint ventures; a casualty loss, natural disaster or severe weather event, including those caused by climate change; an increase in the level of new multifamily communities construction and development, which may cause heightened competition for tenants and increased pressure on our rental rates; new or existing laws and regulations that adversely impact the markets in which we operate or our business, including those relating to rent control or rent stabilization, or that otherwise limit our ability to increase rents, charge non-rent fees or evict tenants, may impact our revenue or increase our costs; risks related to our reliance on information technology systems, data and artificial intelligence or other automated tools, including cybersecurity incidents and other privacy or data security events, evolving regulation of the collection and use of resident data and of automated or algorithmic tools, and the failure of such systems or tools to perform as intended; our expectations, estimates and assumptions as of the date of this communication regarding legal proceedings changing, including as a result of the Merger; the possibility that we may choose to pay dividends in our shares instead of cash, which may result in shareholders having to pay taxes with respect to such dividends in excess of the cash received, if any; and investments made under our structured investment program may not be repaid as expected or the development may not be completed on schedule, which could require us to engage in litigation, foreclosure actions, and/or first party project completion to recover our investment, which may not be recovered in full or at all in such event; a downgrade in our credit ratings that could increase our borrowing costs and adversely affect our liquidity and ability to access the capital markets, including the commercial paper market; and those risks and uncertainties set forth in Equity Residential’s and AvalonBay’s respective Annual Reports on Form 10-K for the year ended December 31, 2025 under the headings “Forward-Looking Statements” and “Risk Factors,” as such risk factors may be amended, supplemented or superseded from time to time by Vivmark’s subsequent filings with the Securities and Exchange Commission (the “SEC”) and those risks described under “Risk Factors” in the definitive joint proxy statement/prospectus of Equity Residential and AvalonBay, dated July 13, 2026, including the risks related to the combined company described therein, in each case which are available via the SEC’s website at www.sec.gov.

These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. Forward-looking statements relate only to events as of the date on which the statements are made. Vivmark does not undertake any obligation to publicly update or revise any forward-looking statement except as required by law, whether as a result of new information, future developments or otherwise. If one or more of these or other risks or uncertainties materialize, or if Vivmark’s underlying assumptions prove to be incorrect, Vivmark’s actual results may vary materially from what Vivmark may have expressed or implied by these forward-looking statements. Vivmark cautions not to place undue reliance on any of Vivmark’s forward-looking statements. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect Vivmark. Certain statements in this communication are derived from the standalone 2026 guidance previously reported by AvalonBay and Equity Residential; such guidance speaks only as of the date it was originally issued, and Vivmark does not reaffirm or update such guidance and has not issued guidance for the combined company.

Investor Contacts

Marty McKenna
mmckenna@eqr.com

Matt Grover
Matthew_Grover@avalonbay.com

Media Contact

Tara Vales
mediarelations@avalonbay.com